Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Blue Calypso, Inc. (the “Company”) for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah Flores, President, Treasurer, Chief Executive Officer and Chief Financial Officers of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2011

/s/ Deborah Flores

Deborah Flores

President and Chief Executive Officer

Treasurer and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Blue Calypso, Inc. and will be retained by Blue Calypso, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.